Note 2: Significant Accounting Policies: H. Derivative Instruments (Policies)	12 Months Ended
Dec. 31, 2015
Policies
H. Derivative Instruments

H.  Derivative Instruments

FASB ASC 815, Derivatives and Hedging establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. They require that an entity recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value.

If certain conditions are met, a derivative may be specifically designated as a hedge, the objective of which is to match the timing of gain or loss recognition on the hedging derivative with the recognition of (i) the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk or (ii) the earnings effect of the hedged forecasted transaction. For a derivative not designated as a hedging instrument, the gain or loss is recognized in income in the period of change.

At December 31, 2014 and 2015, the Company had engaged in transactions are considered derivative instruments or hedging activities.

During 2014 and 2015, the Company entered into a series of Convertible Promissory Notes which included conversion clauses which are deemed derivative liabilities As of December 31, 2015 the estimated effect upon the fair market conversion of the outstanding note balances of $910,983 and accrued interest of $110,428 was approximately $825,712 for the relative fair market conversion of the note to common stock.  As of December 31, 2014 the estimated effect upon the fair market conversion of the outstanding note balances of $735,000 and accrued interest of $37,542 was approximately $1,319,188 for the relative fair market conversion of the note to common stock.  For further information see Note 9 to the financial statement.